UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 6, 2015 (December 30, 2014)
Date of Report (Date of earliest event reported)
________________________
FIRST INDUSTRIAL REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)
________________________

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900
Chicago, Illinois 60606
(Address of principal executive offices, zip code)
(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 30, 2014, First Industrial Realty Trust, Inc. (the "Company,") sold one industrial property located in Cincinnati, Ohio, comprising approximately 0.5 million square feet of gross leasable area. Gross proceeds from the sale of the industrial property was approximately $7.3 million. The buyer is a real estate investor and is not affiliated with the Company.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro forma financial information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Summary of Unaudited Pro Forma Consolidated Financial Statements:
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014
Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2014 and the Years Ended December 31, 2013, 2012 and 2011
Notes to Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.
By:	/S/ SCOTT A. MUSIL
Scott A. Musil Chief Financial Officer (Principal Financial Officer)
Date: January 6, 2015

FIRST INDUSTRIAL REALTY TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On December 30, 2014, First Industrial Realty Trust, Inc. (the "Company,") sold one industrial property located in Cincinnati, Ohio, comprising approximately 0.5 million square feet of gross leasable area. Gross proceeds from the sale of the industrial property was approximately $7.3 million. The buyer is a real estate investor and is not affiliated with the Company.

The following unaudited pro forma consolidated balance sheet of the Company at September 30, 2014 is presented as if the sale of the industrial property had occurred on September 30, 2014. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and for the years ended December 31, 2013, 2012 and 2011, are presented as if the sale of the industrial property had occurred on January 1, 2011. The unaudited pro forma consolidated financial statements include all necessary adjustments to reflect the effects of the above transaction.

This pro forma consolidated financial information is presented for information purposes only and is not necessarily indicative of what the Company's financial results would have been for the periods presented, nor do they purport to represent the future financial results of the Company. This pro forma consolidated financial information should be read in conjunction with the Company's financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the nine months ended September 30, 2014 and on Form 10-K for the year ended December 31, 2013.

FIRST INDUSTRIAL REALTY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2014

	Historical (A)	Pro Forma Adjustments		Pro Forma
	(In thousands)
ASSETS
Assets:
Investment in Real Estate:
Land	$711,978	$(952)	(B)	$711,026
Buildings and Improvements	2,403,411	(10,587)	(B)	2,392,824
Construction in Progress	40,547	—		40,547
Less: Accumulated Depreciation	(783,897)	5,486	(B)	(778,411)
Net Investment in Real Estate	2,372,039	(6,053)		2,365,986
Real Estate and Other Assets Held for Sale, Net of Accumulated Depreciation and Amortization	15,413	—		15,413
Cash and Cash Equivalents	14,259	6,641	(C)	20,900
Tenant Accounts Receivable, Net	5,852	—		5,852
Investments in Joint Venture	84	—		84
Deferred Rent Receivable, Net	56,929	(67)	(B)	56,862
Deferred Financing Costs, Net	11,178	—		11,178
Deferred Leasing Intangibles, Net	30,741	—		30,741
Prepaid Expenses and Other Assets, Net	70,016	(219)	(B)	69,797
Total Assets	$2,576,511	$302		$2,576,813
LIABILITIES AND EQUITY
Liabilities:
Indebtedness:
Mortgage Loans Payable, Net	$602,927	$—		$602,927
Senior Unsecured Notes, Net	364,837	—		364,837
Unsecured Term Loan	200,000	—		200,000
Unsecured Credit Facility	176,000	—		176,000
Accounts Payable, Accrued Expenses and Other Liabilities	81,933	(167)	(B)	81,766
Deferred Leasing Intangibles, Net	12,924	—		12,924
Rents Received in Advance and Security Deposits	32,969	(199)	(B)	32,770
Dividend Payable	11,886	—		11,886
Total Liabilities	1,483,476	(366)		1,483,110
Commitments and Contingencies	—	—		—
Equity:
First Industrial Realty Trust Inc.’s Stockholders’ Equity:
Preferred Stock	—	—		—
Common Stock	1,149	—		1,149
Additional Paid-in-Capital	1,870,562	—		1,870,562
Distributions in Excess of Accumulated Earnings	(678,032)	642	(D)	(677,390)
Accumulated Other Comprehensive Loss	(3,035)	—		(3,035)
Treasury Shares at Cost	(140,018)	—		(140,018)
Total First Industrial Realty Trust, Inc.’s Stockholders’ Equity	1,050,626	642		1,051,268
Noncontrolling Interest	42,409	26		42,435
Total Equity	1,093,035	668		1,093,703
Total Liabilities and Equity	$2,576,511	$302		$2,576,813
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL REALTY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$193,434	$(757)	$192,677
Tenant Recoveries and Other Income	62,913	(294)	62,619
Total Revenues	256,347	(1,051)	255,296
Expenses:
Property Expenses	85,396	(399)	84,997
General and Administrative	18,053	—	18,053
Depreciation and Other Amortization	84,080	(376)	83,704
Total Expenses	187,529	(775)	186,754
Other Income (Expense):
Interest Income	2,054	—	2,054
Interest Expense	(55,292)	—	(55,292)
Amortization of Deferred Financing Costs	(2,360)	—	(2,360)
Loss from Retirement of Debt	(655)	—	(655)
Total Other Income (Expense)	(56,253)	—	(56,253)
Income from Continuing Operations Before Equity in Income of Joint Ventures and Income Tax Provision	12,565	(276)	12,289
Equity in Income of Joint Ventures	3,508	—	3,508
Income Tax Provision	(192)	—	(192)
Income from Continuing Operations	15,881	(276)	15,605
Noncontrolling Interest Allocable to Continuing Operations	(528)	11	(517)
Income from Continuing Operations Allocable to Participating Securities	(57)	—	(57)
Income from Continuing Operations Attributable to First Industrial Realty Trust, Inc.	15,296	(265)	15,031
Preferred Dividends	(1,019)	—	(1,019)
Redemption of Preferred Stock	(1,462)	—	(1,462)
Income from Continuing Operations Available to First Industrial Realty Trust, Inc.'s Common Stockholders	$12,815	$(265)	$12,550

Income from Continuing Operations Available to First Industrial Realty Trust, Inc.’s Common Stockholders - Basic and Diluted Earnings Per Share	$0.12		$0.11
Weighted Average Shares Outstanding - Basic	109,856		109,856
Weighted Average Shares Outstanding - Diluted	110,298		110,298
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL REALTY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$252,822	$(828)	$251,994
Tenant Recoveries and Other Income	75,404	(376)	75,028
Total Revenues	328,226	(1,204)	327,022
Expenses:
Property Expenses	107,390	(508)	106,882
General and Administrative	23,152	—	23,152
Impairment of Real Estate	1,047	(1,047)	—
Depreciation and Other Amortization	111,031	(478)	110,553
Total Expenses	242,620	(2,033)	240,587
Other Income (Expense):
Interest Income	2,354	—	2,354
Interest Expense	(73,558)	—	(73,558)
Amortization of Deferred Financing Costs	(3,225)	—	(3,225)
Mark-to-Market Gain on Interest Rate Protection Agreements	52	—	52
Loss from Retirement of Debt	(6,637)	—	(6,637)
Total Other Income (Expense)	(81,014)	—	(81,014)
Income from Continuing Operations Before Equity in Income of Joint Ventures and Income Tax Benefit	4,592	829	5,421
Equity in Income of Joint Ventures	136	—	136
Income Tax Benefit	213	—	213
Income from Continuing Operations	4,941	829	5,770
Gain on Sale of Real Estate	1,100	—	1,100
Provision for Income Taxes Allocable to Gain on Sale of Real Estate	(210)	—	(210)
Noncontrolling Interest Allocable to Continuing Operations	356	(34)	322
Income from Continuing Operations Attributable to First Industrial Realty Trust, Inc.	6,187	795	6,982
Preferred Dividends	(8,733)	—	(8,733)
Redemption of Preferred Stock	(5,667)	—	(5,667)
Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.'s Common Stockholders	$(8,213)	$795	$(7,418)

Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.’s Common Stockholders - Basic and Diluted Earnings Per Share	$(0.08)		$(0.07)
Weighted Average Shares Outstanding - Basic and Diluted	106,995		106,995
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL REALTY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$244,798	$(586)	$244,212
Tenant Recoveries and Other Income	69,527	(184)	69,343
Total Revenues	314,325	(770)	313,555
Expenses:
Property Expenses	99,907	(400)	99,507
General and Administrative	25,103	—	25,103
Impairment of Real Estate	(192)	—	(192)
Depreciation and Other Amortization	114,675	(341)	114,334
Total Expenses	239,493	(741)	238,752
Other Income (Expense):
Interest Income	2,874	—	2,874
Interest Expense	(83,506)	—	(83,506)
Amortization of Deferred Financing Costs	(3,460)	—	(3,460)
Mark-to-Market Loss on Interest Rate Protection Agreements	(328)	—	(328)
Loss from Retirement of Debt	(9,684)	—	(9,684)
Total Other Income (Expense)	(94,104)	—	(94,104)
Loss from Continuing Operations Before Equity in Income of Joint Ventures, Gain on Change in Control of Interests and Income Tax Provision	(19,272)	(29)	(19,301)
Equity in Income of Joint Ventures	1,559	—	1,559
Gain on Change in Control of Interests	776	—	776
Income Tax Provision	(5,522)	—	(5,522)
Loss from Continuing Operations	(22,459)	(29)	(22,488)
Gain on Sale of Real Estate	3,777	—	3,777
Noncontrolling Interest Allocable to Continuing Operations	2,038	1	2,039
Loss from Continuing Operations Attributable to First Industrial Realty Trust, Inc.	(16,644)	(28)	(16,672)
Preferred Dividends	(18,947)	—	(18,947)
Redemption of Preferred Stock	(1,804)	—	(1,804)
Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.'s Common Stockholders	$(37,395)	$(28)	$(37,423)

Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.’s Common Stockholders - Basic and Diluted Earnings Per Share	$(0.41)		$(0.41)
Weighted Average Shares Outstanding - Basic and Diluted	91,468		91,468
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL REALTY TRUST, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per share data)
Revenues:
Rental Income	$234,007	$(599)	$233,408
Tenant Recoveries and Other Income	68,661	(192)	68,469
Total Revenues	302,668	(791)	301,877
Expenses:
Property Expenses	101,281	(372)	100,909
General and Administrative	20,638	—	20,638
Restructuring Costs	1,553	—	1,553
Impairment of Real Estate	(8,875)	98	(8,777)
Depreciation and Other Amortization	115,244	(279)	114,965
Total Expenses	229,841	(553)	229,288
Other Income (Expense):
Interest Income	3,922	—	3,922
Interest Expense	(100,127)	—	(100,127)
Amortization of Deferred Financing Costs	(3,963)	—	(3,963)
Mark-to-Market Loss on Interest Rate Protection Agreements	(1,718)	—	(1,718)
Loss from Retirement of Debt	(5,459)	—	(5,459)
Foreign Currency Exchange Loss	(332)	—	(332)
Total Other Income (Expense)	(107,677)	—	(107,677)
Loss from Continuing Operations Before Equity in Income of Joint Ventures, Gain on Change in Control of Interests and Income Tax Provision	(34,850)	(238)	(35,088)
Equity in Income of Joint Ventures	980	—	980
Gain on Change in Control of Interests	689		689
Income Tax Provision	(450)	—	(450)
Loss from Continuing Operations	(33,631)	(238)	(33,869)
Gain on Sale of Real Estate	1,370	—	1,370
Provision for Income Taxes Allocable to Gain on Sale of Real Estate	(452)	—	(452)
Noncontrolling Interest Allocable to Continuing Operations	3,185	15	3,200
Loss from Continuing Operations Attributable to First Industrial Realty Trust, Inc.	(29,528)	(223)	(29,751)
Preferred Dividends	(19,565)	—	(19,565)
Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.'s Common Stockholders	$(49,093)	$(223)	$(49,316)

Loss from Continuing Operations Available to First Industrial Realty Trust, Inc.’s Common Stockholders - Basic and Diluted Earnings Per Share	$(0.61)		$(0.61)
Weighted Average Shares Outstanding - Basic and Diluted	80,616		80,616
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

FIRST INDUSTRIAL REALTY TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Adjustments to Pro Forma Consolidated Balance Sheet

(A)    Represents the Company's historical consolidated balance sheet as of September 30, 2014, which was derived from the Company's quarterly report on Form 10-Q for the nine months ended September 30, 2014.

(B)    Represents the Company's sale of the industrial property and the necessary adjustments to eliminate the impact of the assets and liabilities associated with the sold industrial property.

(C)    Represents the net proceeds received from the sale of the industrial property.

(D)    Represents the Company's sale of the industrial property and the related gain on sale of real estate.

2.    Adjustments to Pro Forma Consolidated Statements of Operations

(A)    Represents the Company's historical consolidated statements of operations for the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, which were derived from the Company's quarterly report on Form 10-Q for the nine months ended September 30, 2014 and the annual report on Form 10-K for the year ended December 31, 2013, respectively.

(B)    Represents the Company's sale of the industrial property and the necessary adjustments to eliminate the impact of historical rental income, tenant recoveries and other income, property expenses, impairment of real estate and deprecation and other amortization associated with the sold industrial property. The adjustments exclude the effect of the gain on sale of real estate that would have been recognized on the sale of the industrial property, as this represents a non-recurring transaction and is excluded for pro forma income statement purposes.